Chase Manhattan Credit Card Master Trust Series 1996-3
                                  July 17 2000

                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT
                       THE CHASE MANHATTAN BANK USA, N.A.
                    Chase Manhattan Credit Card Master Trust
                                  Series 1996-3


                                 For the Distribution Date              07/17/00

                                 For the Monthly Period                       49



Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1,
1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the
Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda
Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the
Chase Manhattan Credit Card Master Trust (the Trust) and the Series 1996-3 Class
A Certificates and Series 1996-3 Class B Certificates during the previous month.                                           07/17/00
The information which is required to be prepared with respect to the                                                June     , 2000
Distribution Date and with respect to the performance of the Trust during the                                                    49
month (the Monthly Period) is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series
1996-3 Investor Certificate (a Certificate). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the
Agreement.


I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

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Chase Manhattan Credit Card Master Trust Series 1996-3
                                  July 17 2000

         CERTIFICATE PRINCIPAL AMOUNT)

                A)    The total amount of the distribution to Series 1996-3 Certificateholders on                         07/17/00
                      per $1,000 original certificate principal amount
                      (1)     Class A Certificateholders                                                                  5.866667
                      (2)     Class B Certificateholders                                                                  6.008333

                B)    The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount
                      (1)     Class A Certificateholders                                                                  0.000000
                      (2)     Class B Certificateholders                                                                  0.000000

                C)    The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount
                      (1)     Class A Certificateholders                                                                  5.866667
                      (2)     Class B Certificateholders                                                                  6.008333




                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
                                  July 17 2000

II.      INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

         A)     Collections
                (1)           The aggregate amount of Collections processed with respect to the preceding Monthly Period and allocated to the Series 1996-3 Certificates
                              was equal to                                                                            153,718,287.65
                (2)           The Payment Rate with respect to the preceding Monthly
                              Period was equal to                                                                            13.61 %
                              The monthly payment rate for the 2nd preceding Monthly                                              48
                              Period was equal to                                                                            13.92 %
                              The monthly payment rate for the 3rd preceding Monthly                                              47
                              Period was equal to                                                                            12.40 %
                (3)a.         The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which
                              were allocated in respect of the Series 1996-3 Certificates                             136,841,796.25
                (3)b.         The aggregate amount of Investor Defaults treated as
                              Available Principal Collections prusuant to sections 4.08 a.(iii), 4.10 (b),(e),(l)       4,632,644.54
                (4)           The aggregate amount of Collections of Finance Charge
                              Receivables processed with respect to the preceding Monthly
                              Period which were allocated in respect of the Series 1996-3 Certificates                 16,876,491.40

         B)     Deficit Controlled Amortization Amount                                                                          0.00

         C)     Principal Receivables in the Trust and Allocation Percentages
                (1)           The aggregate amount of Principal Receivables in the Trust as of the end of the preceding  Monthly Period (represented by the Seller Interest, the Investor Interest of Series 1996-3,
                              and the Investor Interest of all other outstanding Series)                            2,810,926,801.25
                (2)           The Investor Interest as of the last day of the preceding Monthly Period
                              (a)     Investor Interest                                                             1,069,519,786.10

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
                                  July 17 2000

                              (b)     Class A Investor Interest                                                       957,220,000.00
                              (c)     Class B Investor Interest                                                        42,780,000.00
                              (d)     Collateral Interest                                                              69,519,786.10
                (3)           The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of Principal Receivables
                              set forth in paragraph C(1) above                                                            38.0487 %
                (4)           The Class A Investor Interest set forth in paragraph C(2)(b)
                              above as a percentage of the aggregate amount of Principal
                              Receivables set forth in paragraph C(1) above                                                34.0535 %
                (5)           The Class B Investor Interest set forth in paragraph C(2)(c)
                              above as a percentage of the aggregate amount of Principal
                              Receivables set forth in paragraph C(1) above                                                 1.5219 %
                (6)           The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables
                              set forth in paragraph C(1) above                                                             2.4732 %
                (7)           The Class A Floating Percentage                                                              89.5000 %
                (8)           The Class B Floating Percentage                                                               3.9999 %
                (9)           The Class B Principal Percentage                                                              3.9999 %
                (10)          The Collateral Floating Percentage                                                            6.5001 %
                (11)          The Collateral Principal Percentage                                                           6.5001 %
                (12)          The Floating Allocation Percentage                                                           37.7399 %
                (13)          The Principal Allocation Percentage                                                          37.7399 %

         D)     Portfolio Yield and Base Rate
                (1)           The annualized Portfolio Yield for the preceding Monthly Period
                              was equal to                                                                                   18.96 %
                              The annualized portfolio yield for the 2nd preceding Monthly                                        48
                              Period was equal to                                                                            19.80 %
                              The annualized portfolio yield for the 3rd preceding Monthly                                        47
                              Period was equal to                                                                            17.36 %

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
                           July 17 2000

                              The three month average Portfolio Yield was equal to                                           18.71 %
                (2)           Base Rate for the preceding Monthly Period was equal to                                         9.20 %
                              The Base Rate for the 2nd preceding Monthly                                                         48
                              Period was equal to                                                                             9.19 %
                              The Base Rate for the 3rd preceding Monthly                                                         47
                              Period was equal to                                                                             9.17 %

         E)     Delinquent Balances
                The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

                Up to 29 Days
                Aggregate Account Balance                                                                             123,289,991.22
                As a Percentage of Receiveables                                                                               4.19 %

                (2) 30 - 59 Days
                Aggregate Account Balance                                                                              36,206,561.58
                As a Percentage of Receiveables                                                                               1.23 %

                (3) 60 - 89 Days
                Aggregate Account Balance                                                                              25,326,653.89
                As a Percentage of Receiveables                                                                               0.86 %

                (4) 90 or More Days
                Aggregate Account Balance                                                                              50,008,012.69
                As a Percentage of Receiveables                                                                               1.70 %

                Total
                Aggregate Account Balance                                                                             234,831,219.38
                As a Percentage of Receiveables                                                                               7.99 %

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
                                  July 17 2000

        F)      Investor Default Amount
                (1)           The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during the preceding
                              Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the Series
                              1996-3 Aggregate Investor Default Amount)                                                 4,632,644.54
                (2)           The portion of the series 1996-3 Aggregate Investor Default Amount allocable
                              to the Class A Investor Interest (the Class A Investor Default Amount)                    4,146,215.96
                (3)           The portion of the Series 1996-3 Aggregate Investor Default Amount
                              allocable to the Class B Investor Interest (the Class B Investor
                              Default Amount)                                                                    185,302.35
                (4)           The portion of the Series 1996-3 Aggregate Investor Default Amount
                              allocable to the Collateral Investor Interest (the Collateral
                              Investor Default Amount)                                                                    301,126.23

                (5)           The annualized investor default percentage (Series 1996-3 Aggregate
                              Investor Default Amount/Investor Interest) x 12 for the preceding
                              Monthly Period was equal to                                                                     5.20 %
                              The annualized investor default % for (the 2nd preceding Monthly Period), the                       48
                              Monthly Period, was equal to                                                                    5.62 %
                              The annualized investor default % for (the 3rd preceding Monthly Period), the                       47
                              Monthly Period, was equal to                                                                    4.82 %

        G)      Investor Charge Offs
                (1)           The aggregate amount of Class A Investor Charge-Offs for the preceding
                              Monthly Period                                                                                    0.00
                (2)           The aggregate amount of Class A Investor Charge Off per $1,000 original Certificate
                              Principal Amount                                                                                  0.00
                (3)           The aggregate amount of Class A Investor Charge-Offs reimbursed on the

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
                                                 July 17 2000

                              Transfer Date immediately preceding the Distribution Date                                         0.00
                (4)           The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                              G(2) above, per $1,000 original Class A Certificate principal amount                              0.00
                (5)           The aggregate amount of Class B Investor Charge-Offs for such
                              Monthly Period                                                                                    0.00
                (6)           The aggregate amount of Class B Investor Charge Off per $1,000 original
                              Certificate Principal Amount                                                                      0.00
                (7)           The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                              Transfer Date immediately preceding such Distribution Date                                        0.00
                (8)           The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                              G(6) above, per $1,000 original Class B Certificate principal amount                              0.00
                (9)           The aggregate amount of Investor Charge-Offs                                                      0.00
                (10)          The aggregate Investor Charge Off per $1,000 Original Certificate
                              Principal Amount                                                                                  0.00
                (11)          The aggregate amount of reimbursed Investor Charge-Offs                                           0.00
                (12)          The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                              G(9) above, per $1,000 original Investor principal amount                                         0.00

        H)      Shared Excess Finance Charge Collection
                The aggregate amount of shared Excess Finance Charge Collections during the preceding
                Monthly Period which were allocated to the Series 1996-3 Certificates                                           0.00

        I)      Shared Principal Collections
                The aggregate amount of Shared Principal Collections during the preceding Monthly Period
                allocated to the Series 1996-3 Certificates                                                                     0.00

        J)      Reallocated Principal Collections
                (1)           Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A Certificates to make up deficiencies in Class
                              A Required Amount for any Monthly Period                                                          0.00
                (2)           Collections of Principal Receivables allocable to Collateral Interest

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
                                  July 17 2000

                              paid with respect to Class B Certificates to make up deficiencies
                              in Class B Required Amount                                                                        0.00

        K)      Monthly Investor Servicing Fee
                (1)           The amount of the Monthly Investor Servicing Fee payable by
                              the Trust to the Servicer for the preceding Monthly Period                                1,916,222.95
                (2)           The amount of the Class A Monthly Servicing Fee payable by
                              the Trust for the preceding Monthly Period                                                1,715,019.17
                (3)           The amount of the Class B Monthly Servicing Fee payable by
                              the Trust to the Servicer for the preceding Monthly Period                                   76,647.50
                (4)           The amount of the Collateral Monthly Servicing Fee payable by
                              the Trust to the Servicer for the preceding Monthly Period                                  124,556.28

        L)      Collateral Interest
                (1)           The Available Collateral Interest, as of the close of Transfer Date
                              for the preceding Monthly Period was equal to                                            69,519,786.10

        M)      Required Collateral Interest
                (1)           The Required Collateral interest as of the Transfer Date for the
                              preceding Monthly Period was equal to                                                    69,519,786.10


III.    THE POOL FACTOR

        A)      The Pool Factor for the Record Date for the distribution to be made on the Distribution date(which represents the ratio of the amount of the Investor Interest as of such Record Date
                (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date) to the Initial Investor Interest). The amount of a
                Certificateholders pro rata share of the Investor Interest can be determined by multiplying
                the original denomination of the Certificateholders Certificate by the Pool Factor.                       1.00000000

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

Chase Manhattan Credit Card Master Trust Series 1996-3
                                  July 17 2000


                                          THE CHASE MANHATTAN BANK USA, N.A.
                                          Servicer

                                          By:
                                             ----------------------------------
                                          Name:      Patricia Garvey
                                          Title:     Vice President





                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION